                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into this 4th day of April, 2000 (the "Closing Date"), by and among the Persons named on Exhibit A (collectively, the "Shareholders"), and Billing Concepts Corp., a Delaware corporation ("BCC" or the "Company").

         This Agreement is entered into in connection with that certain Plan of Reorganization, Merger and Acquisition Agreement effective March 21, 2000 by and among BCC, Lubbock Acquisition Corp., Operator Service Company and the Shareholders, as amended (the "Merger Agreement"), pursuant to which, among other things, the Company issued to the Shareholders an aggregate of 3,846,154 shares (the "Shares") of the common stock, par value $0.01 per share ("Common Stock"), of the Company. The Merger Agreement provides that the Company and the Shareholders will enter into this Agreement. Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Merger Agreement, unless the context requires otherwise.

         IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1. REGISTRATION. BCC shall be obligated to the Shareholders as follows:

         1.1 REGISTRATION RIGHTS. As soon after the Closing Date as is reasonably practicable, but in no event more than 15 days from the Closing Date, BCC will, if it is a registrant entitled to use Form S-3 to register the Shares held by the Shareholders, file a registration statement on Form S-3 (or any successor to Form S-3), or, if BCC is ineligible to file such registration statement on Form S-3, then Form S-1 (or any successor to Form S-1), with the Securities and Exchange Commission (the "SEC") and such applications or other filings as required under applicable state securities or blue sky laws sufficient to permit the public offering of 769,232 Shares (the "Registrable Shares") to be made on a continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), and shall use its best efforts to cause such registration statement to be declared effective within 45 days from the Closing Date, so that the Registrable Shares held by the Shareholders will be registered for the offering on such Form; provided, however, that BCC shall be obligated to file only one such registration statement on Form S-3 under this SECTION 1.1. Notwithstanding the foregoing, BCC shall not be obligated to effect a registration pursuant to this SECTION 1.1:
(i) in any particular jurisdiction in which BCC would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless BCC is already subject to service in such jurisdiction and except as may be required by the Securities Act; and (ii) if BCC shall furnish to the Shareholders a certificate signed by the President of BCC stating that in the good faith judgment of the Board of Directors the filing of a registration statement would require the disclosure of material information that BCC has a bona fide business purpose for preserving as confidential and that is not then otherwise required to be disclosed, in which case BCC's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 60 days from the receipt of such certificate.

         1.2 REGISTRATION PROCEDURES AND EXPENSES. If and whenever BCC is required to include the Registrable Shares held by the Shareholders in a registration statement under the Securities Act, as provided in SECTION 1.1 hereof, BCC shall, as expeditiously as is reasonably practicable, do each of the following:

         (a) prepare and file with the SEC a registration statement with respect to the Registrable Shares held by the Shareholders and, subject to the limitations under SECTION 1.1 hereof, use its best efforts to cause such registration statement to become effective and remain effective as provided herein;

         (b) cooperate with the Shareholders and any underwriter who shall sell the Registrable Shares held by the Shareholders in connection with their review of BCC made in connection with such registration;

         (c) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier to occur of the sale of all Registrable Shares by the Shareholders and the date 30 days following the first anniversary of the effectiveness of the registration statement, and to comply with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the disposition of the Registrable Shares covered by such registration statement for such period;

         (d) furnish to the Shareholders such number of copies of the prospectus forming a part of such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as the Shareholders may reasonably request in order to facilitate the disposition of the Registrable Shares; and

         (e) notify the Shareholders at any time when a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus forming a part of such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of the Shareholders, prepare and furnish to the Shareholders a reasonable number of copies of any supplement to or any amendment of such prospectus that may be necessary so that, as thereafter delivered to the purchasers of the Registrable Shares, such prospectus shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         1.3 AGREEMENT BY THE SHAREHOLDERS. In the event that a Shareholder participates, pursuant to this ARTICLE 1, in the offering of the Registrable Shares, such Shareholder shall:

          (a) furnish BCC all material information reasonably requested by BCC concerning the Shareholder and the proposed method of sale or other disposition of the Registrable Shares and such other information and undertakings as shall be reasonably required in connection with the preparation and filing of the registration statement covering the Registrable Shares in order to ensure full compliance with the Securities Act and the rules and regulations of the SEC thereunder;

         (b) cooperate in good faith with BCC and its underwriters, if any, in connection with such registration, including placing the Registrable Shares in escrow or custody to facilitate the sale and distribution thereof, provided that such escrow or custody arrangement shall be no more restrictive upon the Shareholder than upon any other holder of BCC Stock for the benefit of whom such registration is undertaken; and

         (c) make no further sales or other dispositions, or offers therefor, of the Shares under such registration statement if, during the effectiveness of such registration statement, an intervening event should occur which, in the opinion of counsel to BCC, makes the prospectus included in such registration statement no longer comply with the Securities Act, so long as written notice containing the facts and legal conclusions relied upon by BCC in this regard has been received by the Shareholder from BCC, until such time as the Shareholder has received from BCC copies of a new, amended or supplemented prospectus complying with the Securities Act, which prospectus shall be delivered to the Shareholder by BCC within 20 days after such notice.

         1.4 ALLOCATION OF EXPENSES. If and whenever BCC is required by the provisions of this ARTICLE 1 to use its best efforts to effect the registration of the Registrable Shares under the Securities Act, BCC shall pay the costs and expenses in connection therewith, other than the attorneys' fees of the Shareholders; provided, however, that the Shareholders shall pay all underwriting discounts, selling commissions and stock transfer taxes attributable to the Registrable Shares under such registration statement.

         1.5 INDEMNIFICATION. (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this ARTICLE 1, each Shareholder shall severally and not jointly indemnify and hold harmless BCC, each director of BCC, each officer of BCC who shall sign such registration statement, each underwriter and any person who controls BCC or such underwriter within the meaning of the Securities Act, and BCC's accountants and legal counsel, against all expenses, claims, losses, damages and liabilities (or actions or proceedings in respect thereof) including any of the foregoing incurred in settlement of any litigation, commenced or threatened, with respect to any untrue statement of any material fact in, or omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to BCC or its underwriter through an instrument duly executed by or on behalf of the Shareholder specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement. In no event shall the liability of any Shareholder hereunder be greater than the gross proceeds received by such Shareholder upon the sale of his or its Shares.

         (b) BCC will indemnify each Shareholder, his or its legal counsel and accountants and each person controlling the Shareholder within the meaning of
Section 15 of the Securities Act, and each officer and director of each Shareholder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of
Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions or proceedings in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, provided that BCC will not be liable to indemnify the Shareholder or underwriter in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to BCC by an instrument duly executed by or on behalf of the Shareholder or underwriter and stated to be specifically for use therein.

         (c) Each party entitled to indemnification under this SECTION 1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). Without limiting the generality of the foregoing, the Indemnified Party may withhold its consent to any such counsel who also acts as counsel to the Indemnifying Party (with respect to such claim or otherwise) if the Indemnified Party reasonably believes that there exists a conflict of interest between the Indemnified Party and the Indemnifying Party, with respect to such claim or litigation. In such event, the Indemnifying Party shall bear the expense of another counsel who shall represent the Indemnified Party and any other persons or entities who have indemnification rights from the Indemnifying Party hereunder, with respect to such claim or litigation, and shall be selected as provided in the first sentence of this
SECTION 1.5(c). The Indemnified Party may participate in such defense at such party's expense (except to the extent that the Indemnifying Party is required to pay the expense of such counsel pursuant to this SECTION 1.5(c)), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the Indemnifying Party in defending such claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

         (d) If the indemnification provided for in this SECTION 1.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by or on behalf of the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement, if signed by the Shareholders, shall control.

         1.6 COMPLIANCE WITH RULE 144. At the request of any Shareholder who proposes to sell securities in compliance with Rule 144, BCC shall, to the extent necessary to enable such Shareholder to comply with such Rule 144, (y) forthwith furnish to such Shareholder a written statement of compliance with the filing requirements of the SEC as set forth in Rule 144 and (z) use reasonable efforts to make available to the public and such Shareholder such information as will enable the Shareholder to make sales pursuant to Rule 144.

         2. NATURE OF STATEMENTS AND SURVIVAL OF INDEMNIFICATIONS, GUARANTEES, REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. All indemnifications, representations and warranties made by any Shareholder hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing regardless of any investigation at any time made by or on behalf of BCC. The covenants and agreements made by the Shareholders hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall continue until all obligations with respect thereto shall have been performed or satisfied or shall have been terminated in accordance with their terms.

         3.   GENERAL PROVISIONS.

         3.1 GOVERNING LAW; INTERPRETATION; SECTION HEADINGS. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas without regard to conflict-of-laws rules as applied in Texas. The section headings contained herein are for purposes of convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning or interpretation of this Agreement in any way.

         3.2 SEVERABILITY. Should any provision of this Agreement be held unenforceable or invalid under the laws of the United States of America or the State of Texas, or under any other applicable laws of any other jurisdiction, then the parties hereto agree that such provision shall be deemed modified for purposes of performance of this Agreement in such jurisdiction to the extent necessary to render it lawful and enforceable, or if such a modification is not possible without materially altering the intention of the parties hereto, then such provision shall be severed herefrom for purposes of performance of this Agreement in such jurisdiction. The validity of the remaining provisions of this Agreement shall not be affected by any such modification or severance, except that if any severance materially alters the intentions of the parties hereto as expressed herein (a modification being permitted only if there is no material alteration), then the parties hereto shall use commercially reasonable efforts to agree to appropriate equitable amendments to this Agreement in light of such severance.

         3.3 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, arrangements and understandings related thereto.

         3.4 BINDING EFFECT. All the terms, provisions, covenants and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective heirs, executors, administrators, and representatives.

         3.5 AMENDMENT; WAIVER. This Agreement may be amended, modified, superseded or canceled, and any of the terms, provisions, representations, warranties, covenants or conditions hereof may be waived, only by a written instrument executed by all parties hereto, or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same. No waiver by any party of any condition contained in this Agreement, or of the breach of any term, provision, representation, warranty or covenant contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or as a waiver of any other condition or of the breach of any other term, provision, representation, warranty or covenant.

         3.6 GENDER; NUMBERS. All references in this Agreement to the masculine, feminine or neuter genders shall, where appropriate, be deemed to include all other genders. All plurals used in this Agreement shall, where appropriate, be deemed to be singular, and VICE VERSA.

         3.7 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the parties reflected hereon as signatories.

         3.8 TELECOPY EXECUTION AND DELIVERY. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

         3.9 CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

         3.10 REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         3.11 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be personally delivered or sent by reliable overnight express delivery (such as Federal Express). Any such notice, request, consent or other communication shall be deemed delivered at such time as it is personally delivered on a business day, or on the date of actual, prepaid delivery on a business day by a reliable overnight express delivery service, as the case may be. The address for all notices, requests, consents and other communications hereunder to be delivered or sent to any Shareholder shall be to such Shareholder's address as set forth on the records of the Company. The address for all notices, requests, consents and other communications hereunder to be delivered or sent to any Shareholder shall be to such Shareholder's address as set forth in the Company's records. The address for all notices, requests, consents and other communications hereunder to the Company shall be delivered or sent to the following:

               Billing Concepts Corp.
               7411 John Smith Drive, Suite 200
               San Antonio, Texas 78229-4898
               Telephone (210) 949-7022
               Facsimile (210) 949-7024
               Attention:   W. Audie Long, Esq.
                            Senior Vice President, General
                            Counsel and Corporate Secretary

         With copy to (which shall not constitute notice):

              Fulbright & Jaworski L.L.P.
              300 Convent Street, Suite 2200
              San Antonio, Texas 78205
              Telephone (210) 224-5575
              Facsimile (512) 270-7205
              Attention:    Phillip M. Renfro, Esq.

Or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement in multiple original counterparts as of the day and year first above written.

                                   BILLING CONCEPTS CORP.


                                   By:
                                      ----------------------------------------


                                   SHAREHOLDERS:


                                   -------------------------------------------
                                   Michael R. Smith


                                   -------------------------------------------
                                   James Kirk Smith


                                   -------------------------------------------
                                   Barry D. Austin


                                   -------------------------------------------
                                   Harriet M. Austin


                                   -------------------------------------------
                                   Chris Austin


                                   -------------------------------------------
                                   Suzanne Austin


                                   -------------------------------------------
                                   Greg Austin


                                   -------------------------------------------
                                   Charles P. Beall


                                   -------------------------------------------
                                   Gregory L. Camp


                                   -------------------------------------------
                                   David L. Craven


                                   -------------------------------------------
                                   Deborah Jill Froman

                                   ---------------------------------------------
                                   Carl Glenn Haddock


                                   ---------------------------------------------
                                   Karla J. Hatton


                                   ---------------------------------------------
                                   Robert C. Hawk


                                   ---------------------------------------------
                                   John J. Jelinek


                                   ---------------------------------------------
                                   George E. Lass


                                   ---------------------------------------------
                                   Tangela Kai Lovering
                                   Custodian for James M. Lovering


                                   ---------------------------------------------
                                   James B. Lovering


                                   ---------------------------------------------
                                   Virgil B. Pettigrew


                                   ---------------------------------------------
                                   Jason J. Plumb


                                   ---------------------------------------------
                                   Marvin L. Pyle


                                   ---------------------------------------------
                                   Angelita Rey


                                   ---------------------------------------------
                                   Kirk Smith, Custodian for Brian Jeffrey Smith


                                   ---------------------------------------------
                                   Kirk Smith, Custodian for Eric Justin Smith


                                   ---------------------------------------------
                                   Mark G. Smitherman

                                   ---------------------------------------------
                                   Michael D. Starcher


                                   ---------------------------------------------
                                   Jenny A. Starcher


                                   ---------------------------------------------
                                   John M. Turner


                                   ---------------------------------------------
                                   Abbie J. Upchurch


                                   ---------------------------------------------
                                   Paula D. Wilkinson


                                   ---------------------------------------------
                                   Virgil B. Pettigrew, Independent Executor of the Estate of Mary Jane Pettigrew